Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2021
Prepayments and Other Current Assets
Prepayments and Other Current Assets
4.	Prepayments and Other Current Assets
The following is a summary of prepayments and other current assets:

	December 31, 2020	December 31, 2021

	RMB in thousands

Prepayments for revenue sharing cost*	782,518	1,117,431
Prepayments for sales tax	202,025	523,282
Inventories, net	160,006	455,767
Prepayments of marketing and other operational expenses	64,068	181,764
Deposits	51,661	106,555
Prepayments to inventory suppliers	19,970	94,746
Prepayments for content cost	195,175	73,496
Loans to investees or ongoing investments	187,672	68,681
Prepayments /receivables relating to jointly invested content	28,664	36,246
Interest income receivable	6,396	10,927
Others	67,632	138,153

Total	1,765,787	2,807,048

*
App stores retain commissions on each purchase made by the users through the App stores. The Group is also obligated to pay ongoing licensing fees in form of royalties to the third-party game developers. Licensing fees consist of fees that the Group pays to content owners for the use of licensed content, including trademarks and copyrights, in the development of games. Licensing fees are either paid in advance and recorded on the balance sheets as prepayments or accrued as incurred and subsequently paid. Additionally, the Group defers the revenue from licensed mobile games over the estimated average playing period of paying players given that there is an implied obligation to provide on-going
services to
end-users.
The related direct and incremental platform commissions as well as game developers’ licensing fees are deferred and reported in “Prepayments and Other Current Assets” on the consolidated balance sheets.